SIMT N-SAR Item 77Q1

Amended and Restated By-Laws, dated September 13,
2011, are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 77 to
Registrants Registration Statement on Form N-1A
(File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.
Investment Sub-Advisory Agreement, dated September
14, 2011, between SIMC and AllianceBernstein L.P.
with respect to the Small Cap, Small Cap Growth and Tax-Managed Small/Mid Cap Funds is herein incorporated by reference to Exhibit (d)(5) of Post-
Effective Amendment No. 77 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
09504 and 811-04878), filed with the SEC on November
2, 2011.
Amendment, dated June 28, 2011, and Amended
Schedules A and B, as last revised June 28, 2011, to the Investment Sub-Advisory Agreement, dated July 8,
2009, between SIMC and AQR Capital Management, LLC with respect to the Small Cap, Small Cap Growth,
Large Cap and Tax-Managed Large Cap Funds are herein incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 77 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
09504 and 811-04878), filed with the SEC on November
2, 2011.
Amendment, dated June 24, 2011, and amended
Schedules A and B, as last revised June 24, 2011, to the Investment Sub-Advisory Agreement, dated July 1,
2003, between SIMC and Aronson+Johnson+Ortiz, LP with respect to the Large Cap Value, Tax-Managed
Large Cap, U.S. Managed Volatility, Tax-Managed
Managed Volatility and Large Cap Funds are herein incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 77 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
09504 and 811-04878), filed with the SEC on November
2, 2011.
Amendment, dated June 24, 2011, and amended
Schedules A and B, as last revised June 24, 2011, to the Investment Sub-Advisory Agreement, dated
September 27, 2010, between SIMC and Brown
Investment Advisory Incorporated with respect to the Large Cap, Large Cap Growth and Tax-Managed Large
Cap Funds are herein incorporated by reference to Exhibit (d)(22) of Post-Effective Amendment No. 77 to Registrants Registration Statement on Form N-1A
(File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.
Amended Schedules A and B, as last revised June 29,
2011, to the Investment Sub-Advisory Agreement, dated January 4, 2010, between SIMC and Delaware
Management Company, a series of Delaware Management
Business Trust, with respect to the Large Cap Growth and Large Cap Funds are herein incorporated by reference to Exhibit (d)(25) of Post-Effective
Amendment No. 77 to Registrants Registration
Statement on Form N-1A (File Nos. 033-09504 and 811-
04878), filed with the SEC on November 2, 2011.
Amendment, dated September 15, 2011, to the
Investment Sub-Advisory Agreement, dated January 4,
2010, as amended June 29, 2011, between SIMC and
Delaware Management Company, a series of Delaware
Management Business Trust, with respect to the Large
Cap Growth and Large Cap Funds is herein incorporated by reference to Exhibit (d)(26) of Post-Effective Amendment No. 77 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
09504 and 811-04878), filed with the SEC on November
2, 2011.
Investment Sub-Advisory Agreement, dated June 29,
2011, between SIMC and Delaware Management Company, a series of Delaware Management Business Trust, with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(28) of Post-Effective Amendment No. 77 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
09504 and 811-04878), filed with the SEC on November
2, 2011.
Amendment, dated September 15, 2011, to the
Investment Sub-Advisory Agreement, dated June 29,
2011, between SIMC and Delaware Management Company, a series of Delaware Management Business Trust, with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(29) of Post-Effective Amendment No. 77 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
09504 and 811-04878), filed with the SEC on November
2, 2011.
Amended Schedules A and B, as last revised June 30,
2011, to the Investment Sub-Advisory Agreement, dated October 21, 2005, between SIMC and INTECH
Investment Management LLC (f/k/a Enhanced Investment
Technologies, LLC) with respect to the Large Cap
Growth Fund are herein incorporated by reference to Exhibit (d)(32) of Post-Effective Amendment No. 77 to Registrants Registration Statement on Form N-1A
(File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.
Investment Sub-Advisory Agreement, dated January 1,
2011, between SIMC and Integrity Asset Management,
LLC with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(33) of Post-Effective Amendment No. 77 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
09504 and 811-04878), filed with the SEC on November
2, 2011.
Amendment, dated October 5, 2011, to the Investment
Sub-Advisory Agreement, dated January 1, 2011, between SIMC and Integrity Asset Management, LLC with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(34) of Post-Effective Amendment No. 77 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
09504 and 811-04878), filed with the SEC on November
2, 2011.
 Amended Schedules A and B, as last revised June 24,
2011, to the Investment Sub-Advisory Agreement, dated October 3, 2005, between SIMC and J.P. Morgan
Investment Management Inc. with respect to the High
Yield Bond, Core Fixed Income, U.S. Fixed Income,
Small Cap, Small Cap Growth and Mid-Cap Funds are herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 77 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
09504 and 811-04878), filed with the SEC on November
2, 2011.
 Investment Sub-Advisory Agreement, dated November
30, 2010, between SIMC and LSV Asset Management with respect to the U.S. Managed Volatility and Tax-
Managed Managed Volatility Funds is herein incorporated by reference to Exhibit (d)(50) of Post-Effective Amendment No. 77 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
09504 and 811-04878), filed with the SEC on November
2, 2011.
 Amendment, dated September 30, 2011, to the
Investment Sub-Advisory Agreement, dated December 9,
2002 and as amended July 1, 2003, and with Schedules
A and B, as last revised December 18, 2005, between SIMC and Martingale Asset Management LP with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(54) of Post-Effective
Amendment No. 77 to Registrants Registration
Statement on Form N-1A (File Nos. 033-09504 and 811-
04878), filed with the SEC on November 2, 2011.
Amended Schedules A and B, as last revised March 24,
2011, to the Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and Security
Capital Research & Management Incorporated with respect to the Real Estate and Small Cap Value Funds are herein incorporated by reference to Exhibit
(d)(65) of Post-Effective Amendment No. 77 to
Registrants Registration Statement on Form N-1A
(File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.
Amendment, dated September 15, 2011, to the
Investment Sub-Advisory Agreement, dated July 1,
2003, and with Amended Schedules A and B, as last revised March 24, 2011, between SIMC and Security
Capital Research & Management Incorporated with respect to the Real Estate and Small Cap Value Funds is herein incorporated by reference to Exhibit
(d)(66) of Post-Effective Amendment No. 77 to
Registrants Registration Statement on Form N-1A
(File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.
Investment Sub-Advisory Agreement, dated June 24,
2011, between SIMC and Tocqueville Asset Management
LP with respect to the Large Cap Value Fund is herein incorporated by reference to Exhibit (d)(68) of Post-Effective Amendment No. 77 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
09504 and 811-04878), filed with the SEC on November
2, 2011.
 Investment Sub-Advisory Agreement, dated September
13, 2011, between SIMC and Turner Investment
Partners Inc with respect to the Multi-Strategy
Alternative Fund is herein incorporated by reference to Exhibit (d)(69) of Post-Effective Amendment No.
77 to Registrants Registration Statement on Form N-
1A (File Nos. 033-09504 and 811-04878), filed with
the SEC on November 2, 2011.
Investment Sub-Advisory Agreement, dated March 31,
2011, between SIMC and Urdang Securities Management
Inc with respect to the Real Estate Fund is herein incorporated by reference to Exhibit (d)(70) of Post-Effective Amendment No. 77 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
09504 and 811-04878), filed with the SEC on November
2, 2011.
 Investment Sub-Advisory Agreement, dated June 24,
2011, between SIMC and Waddell & Reed Investment
Management Co with respect to the Large Cap Fund is herein incorporated by reference to Exhibit (d)(71) of Post-Effective Amendment No. 77 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
09504 and 811-04878), filed with the SEC on November
2, 2011.
Investment Sub-Advisory Agreement, dated June 24,
2011, between SIMC and Waddell & Reed Investment
Management Co with respect to the Tax-Managed Large
Cap Fund is herein incorporated by reference to Exhibit (d)(72) of Post-Effective Amendment No. 77 to Registrants Registration Statement on Form N-1A
(File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.
Amended Schedules A and B, as last revised March 23,
2011, to the Investment Sub-Advisory Agreement, dated December 10, 2010, between SIMC and WestEnd
Advisors, LLC with respect to the Large Cap and Tax-
Managed Large Cap Funds are herein incorporated by reference to Exhibit (d)(78) of Post-Effective
Amendment No. 77 to Registrants Registration
Statement on Form N-1A (File Nos. 033-09504 and 811-
04878), filed with the SEC on November 2, 2011.
Amendment, dated June 24, 2011, to the Investment
Sub-Advisory Agreement, dated December 10, 2010 and with Amended Schedules A and B, as last revised
March 23, 2011, between SIMC and WestEnd Advisors,
LLC with respect to the Large Cap and Tax-Managed
Large Cap Funds is herein incorporated by reference to Exhibit (d)(79) of Post-Effective Amendment No.
77 to Registrants Registration Statement on Form N-
1A (File Nos. 033-09504 and 811-04878), filed with
the SEC on November 2, 2011.
Custodian Agreement, dated August 23, 2011, between the Trust and Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 77 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
09504 and 811-04878), filed with the SEC on November
2, 2011.